                                                                    EXHIBIT 2.1



COMMON STOCK                                                    COMMON STOCK

   NUMBER                            [LOGO]                        SHARES

                                   CANDLEWOOD

                               Your Studio Hotel              CUSIP 13741M 10 8

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT



IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                       THE PAR VALUE OF $.01 PER SHARE OF
                         CANDLEWOOD HOTEL COMPANY, INC.

(hereinafter called the "Corporation") transferable on the books of the Corporation by said owner in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.
        Witness, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:
                               [CANDLEWOOD SEAL]


/s/                                             /s/
EXECUTIVE VICE PRESIDENT,                       PRESIDENT AND CHIEF EXECUTIVE
CHIEF FINANCIAL OFFICER AND SECRETARY           OFFICER


COUNTERSIGNED AND REGISTERED:
        AMERICAN STOCK TRANSFER & TRUST COMPANY
                (NEW YORK, NEW YORK)    TRANSFER AGENT
                                        AND REGISTRAR,

BY:                               AUTHORIZED SIGNATURE
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                         CANDLEWOOD HOTEL COMPANY, INC.

        The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof authorized to be issued and the qualifications, limitations or restrictions of such preferences and/or rights.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM- as tenants in common            UNIF GIFT MIN ACT.    _________________ Custodian ________________
       TEN ENT- as tenants by the entireties                               (Cust.)                    (Minor)
        JT TEN- as joint tenants with                                         under Uniform Gifts to Minors
                right of survivorship and                                     Act _________________________
                not as tenants in common                                                  (State)

    Additional abbreviations may also be used though not in the above list.

    For Value received,                    hereby sell, assign and transfer unto
                       --------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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/                                    /
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------

----------------------------------------------------------------------, Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     -----------------------------------------

                                (SIGNATURE)

                                ------------------------------------------------

                                ------------------------------------------------
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.
SIGNATURE GUARANTEED:

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THE SIGNATURE MUST BE GUARANTEED BY A FIRM WHICH
IS A MEMBER OF A MEDALLION GUARANTEE PROGRAM.